UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 7, 2014

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 10, 2014, PEDEVCO Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the Company’s acquisition of Continental Resources, Inc.’s (“Continental’s”) right, title and interest in approximately net 27,990 acres of oil and gas properties and interests in 40 wells located in the DJ Basin, Colorado, including approximately 2,200 net acres in the prolific Wattenberg Area (collectively, the “Acquired Assets”). At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.  This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.   Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

The Audited Statements of Direct Revenues and Operating Expenses for the years ended December 31, 2013 and 2012, and the notes thereto, including the related report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

The Unaudited Pro Forma Combined Balance Sheet of PEDEVCO Corp. as of December 31, 2013 and Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2013, are filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of GBH CPAs, PC

23.2*	Consent of South Texas Reservoir Alliance LLC.

99.1*
Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2013 and 2012 and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Pro Forma Combined Balance Sheet of PEDEVCO Corp. as of December 31, 2013 and Unaudited Pro Forma Combined Statements of Operations for the Year Ended December 31, 2013.

99.3*	Reserve Report prepared by South Texas Reservoir Alliance LLC.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

Date: May 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of GBH CPAs, PC

23.2*	Consent of South Texas Reservoir Alliance LLC.

99.1*
Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2013 and 2012 and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Pro Forma Combined Balance Sheet of PEDEVCO Corp. as of December 31, 2013 and Unaudited Pro Forma Combined Statements of Operations for the Year Ended December 31, 2013.

99.3*	Reserve Report prepared by South Texas Reservoir Alliance LLC.

* Filed herewith.